EXHIBIT 99.2

Acasti Pharma Announces the Election of Its Directors, Advisory Resolution Approving Compensation, Amendments to Its Stock Option and Equity Incentive Plans, Adoption of Amended & Restated General By-Law and Other Related Matters Approved at Its AGM

LAVAL, Québec, Oct. 01, 2020 (GLOBE NEWSWIRE) -- Acasti Pharma Inc. (“Acasti” or the “Corporation”) (NASDAQ: ACST – TSX-V: ACST), announces the voting results for the matters listed in its management information circular and proxy statement dated August 31, 2020 (the “Circular”) held at its Annual and Special Meeting of Shareholders on September 30, 2020 (the “AGM”).

For further information on the voting results of the resolution passed during the AGM, please refer to the Report of Voting Results available on SEDAR at www.sedar.com.

Election of Directors

At the AGM, the following individuals were elected as directors of the Corporation for the ensuing year: Roderick N. Carter, Jean-Marie (John) Canan, Jan D’Alvise and Donald Olds.

Appointment of Auditors

At the AGM, KPMG LLP were appointed as the Corporation’s auditors for the ensuing fiscal year and the directors were authorized to fix their remuneration.

Advisory Vote on the Compensation of Named Executive Officers

At the AGM, shareholders passed an advisory (non-binding) resolution approving the compensation of the Corporation’s named executive officers.

Advisory Vote on the Frequency of Future Shareholder “say-on-pay” Votes

At the AGM, shareholders passed an advisory (non-binding) resolution approving the option of having an advisory (non-binding) vote approving the compensation of the Corporation’s named executive officers once every year.

Amendments to the Corporation Stock Option Plan and Equity Incentive Plan

At the AGM, disinterested shareholders approved amendments to the Corporation’s stock option plan, as more particularly described in the Circular.

At the AGM, disinterested shareholders also approved amendments to the Corporation’s equity incentive plan, as more particularly described in the Circular.

The amendments to the Stock Option Plan and the Equity Incentive Plan are subject to TSX-V final approval.

Adoption of Amended & Restated General By-Law

At the AGM, shareholders passed a resolution to approve, ratify and confirm the adoption of the amended and restated general by-law of the Corporation, as more particularly described in the Circular.

Forward Looking Statements

Statements in this press release that are not statements of historical or current fact constitute “forward-looking information” within the meaning of Canadian securities laws and “forward-looking statements” within the meaning of U.S. federal securities laws (collectively, “forward-looking statements”). Such forward-looking statements involve known and unknown risks, uncertainties, and other unknown factors that could cause the actual results of Acasti to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements labeled with the terms “believes,” “belief,” “expects,” “intends,” “anticipates,” “potential,” “should,” “may,” “will,” “plans,” “continue”, “targeted” or other similar expressions to be uncertain and forward-looking. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release.

The forward-looking statements contained in this press release are expressly qualified in their entirety by this cautionary statement, the “Special Note Regarding Forward-Looking Statements” section contained in Acasti’s latest annual report on Form 10-K and latest quarterly report on Form 10-Q, which are available on SEDAR at www.sedar.com, on EDGAR at www.sec.gov/edgar/shtml, and on the investor section of Acasti’s website at www.acastipharma.com. All forward-looking statements in this press release are made as of the date of this press release. Acasti does not undertake to update any such forward-looking statements whether as a result of new information, future events or otherwise, except as required by law. The forward-looking statements contained herein are also subject generally to assumptions and risks and uncertainties that are described from time to time in Acasti’s public securities filings with the Securities and Exchange Commission and the Canadian securities commissions, including Acasti’s latest annual report on Form 10-K under the caption “Risk Factors”.

Neither NASDAQ, the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

Acasti Contact:
Jan D’Alvise
Chief Executive Officer
Tel: 450-686-4555
Email: info@acastipharma.com
www.acastipharma.com

U.S. Contact:
Crescendo Communications, LLC
Tel: 212-671-1020
Email: ACST@crescendo-ir.com